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                                                                 October 1, 1999
FUND PROFILE
T. ROWE PRICE
Small-Cap Stock Fund

 A stock fund seeking long-term capital growth through investments in securities of small to medium-sized companies.
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.

TROWEPRICELOGO
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                                                                               1

FUND PROFILE
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 What is the fund's objective?

   The fund seeks to provide long-term capital growth by investing primarily in stocks of small to medium-sized companies.


 What is the fund's principal investment strategy?

   The fund will invest at least 65% of total assets in stocks and equity-related securities of small companies ($1 billion or less in market capitalization). Stock selection may reflect either a growth or value investment approach. When choosing stocks, we generally look for the following characteristics:

  . capable management;

  . attractive business niches;

  . pricing flexibility;

  . sound financial and accounting practices;

  . a demonstrated ability to grow revenues, earnings, and cash flow consistently; and

  . the potential for some catalyst (such as increased investor attention, asset sales, or a change in management) to cause the stock's price to rise.

   We may also select stocks on certain growth or value considerations. A growth stock would include a company whose price/earnings ratio is attractive relative to the underlying earnings growth rate. An example of a value stock would be one where the stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share.

   Holdings will be widely diversified by industry and company; under most circumstances, the average position will be less than 1.5% of total fund assets. The fund will not sell a stock just because the company has grown to a market capitalization of more than $1 billion, and it may, on occasion, purchase companies with a market capitalization above $1 billion.

   While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call 1-800-638-5660.
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FUND PROFILE
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 What are the main risks of investing in the fund?

   As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

   Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

   In general, stocks with growth characteristics can have relatively wide price swings as a result of the high valuations they may carry. Stocks with value characteristics carry the risk that investors won't recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because this fund holds stocks with both growth and value characteristics, its share price may be negatively affected by either set of risks.

   To the extent that the fund invests in foreign stocks, it is also subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. If the fund uses futures and options, it is exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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FUND PROFILE
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 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you seek an aggressive, long-term approach to capital growth through small-company stocks, the fund could be an appropriate part of your overall investment strategy. This fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How has the fund performed in the past?

   The bar chart and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next. The fund's past performance is no guarantee of its future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.
LOGO



                               Calendar Year Total Returns
          "89"    "90"   "91"   "92"    "93"   "94"  "95"   "96"   "97"   "98"
 -------------------------------------------------------------------------------------
          19.13  -20.47  38.60  13.91*  18.40  0.08  33.85  21.05  28.81  -3.46
 -------------------------------------------------------------------------------------



          Quarter ended              Total return
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FUND PROFILE
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 Best quarter                            3/31/97 21.07%

 Worst quarter                           9/30/90 -21.86%
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FUND PROFILE
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
 Table 1 Average Annual Total Returns
                                      Periods ended September 30, 1999
                                      1 year     5 years      10 years
 ------------------------------------
  Small-Cap Stock Fund                16.76%      15.13%       11.34%

  Russell 2000 Index                  19.07       12.39        10.93
  Lipper Small Cap Fund Index         26.79       12.90        11.45
 ------------------------------------------------------------------------


 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

 Table 2 Fees and Expenses of the Fund
                                              Annual fund operating expenses
                                       (expenses that are deducted from fund assets)
 ------------------------------------------------------------------------------------
  Management fee                                          0.77%/ // /
  Other expenses                                          0.24%
  Total annual fund operating                             1.01%/ // /
  expenses
 ------------------------------------------------------------------------------------



   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

   1 year      3 years      5 years       10 years
 ----------------------------------------------------
    $103        $322         $558          $1,236
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



 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Gregory A. McCrickard manages the fund day-to-day and has been chairman of its Investment Advisory Committee since 1992. He joined T. Rowe Price in 1986 and has been managing investments since 1991.
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FUND PROFILE
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 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.


 When will I receive income and capital gain distributions?

   The fund distributes income and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com

LOGO
                                                                     RPS F65-035
 T. Rowe Price Investment Services, Inc., Distributor
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